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                                                                    EXHIBIT 10.1

March 3, 2000

Mr. Markos I. Tambakeras
77 North Woodland Road
Pittsburgh, PA 15232

Re:  Pension Benefits

Dear Mr. Tambakeras:

Reference is hereby made to your Executive Employment Agreement dated as of May 4, 1999 with Kennametal Inc.

Each of the amounts set forth in Column B on Schedule I, the Supplemental Benefit Table, of your Executive Employment Agreement is hereby increased by $96,896. Your Executive Employment Agreement remains in full force and effect in all other respects.

Please indicate your acceptance to this change in your Executive Employment Agreement by signing below.

                                        Very truly yours,

                                        KENNAMETAL INC.

                                        By: /s/ William R. Newlin
                                           -------------------------------------
                                            Authorized Officer

        /s/ Markos I. Tambakeras
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          Markos I. Tambakeras